SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 January 4, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                        01-12073                62-1550848
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(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
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               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On January 4, 2005, Equity Inns, Inc. (the "Company") announced that Phillip H. McNeill, Sr., chief executive officer and chairman of the board of directors, will retire as chief executive officer effective January 15, 2005. Mr. McNeill will remain chairman of the board of directors of the Company.

The Company also announced on January 4, 2005 the appointment of Howard A. Silver, age 50, to the position of chief executive officer effective January 15, 2005. Mr. Silver, president and chief operating officer of the Company, will serve as president and chief executive officer effective January 15, 2005, and will serve in these capacities at the discretion of the Company's board of directors.

Mr. Silver joined the Company in 1994 and has served in various capacities, including executive vice president of finance, secretary, treasurer and chief financial officer until his appointment as president and chief operating officer in June 1998. In addition, Mr. Silver was elected to the Company's board of directors in December 1998 and has served as a director since that time.

The Company did not enter into any new employment or change in control agreements with Mr. Silver in connection with his appointment to the position of chief executive officer.

The Company also announced on January 4, 2005 the appointment of Edwin F. Ansbro, age 47, to the position of senior vice president of real estate effective January 1, 2005. Mr. Ansbro will serve in this capacity at the discretion of the Company's board of directors. Prior to joining the Company, Mr. Ansbro served as senior vice president of new business development at Storage USA, a wholly-owned unit of GE Real Estate. From 1998 to 2002, he served as senior vice president and chief development officer of Storage USA Franchise Corporation.

The Company issued a press release on January 4, 2005 announcing the matters described above. A copy of the release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits.

            Exhibit No.    Description
            -----------    -----------

            99.1           Press release dated January 4, 2005.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              EQUITY INNS, INC.



January 5, 2005                        /s/J. Mitchell Collins
                                       -----------------------------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer



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                                INDEX TO EXHIBITS

Exhibit No.     Description
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99.1            Press release dated January 4, 2005.